                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 24, 2001





                                 NETEGRITY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           DELAWARE                              1-10139                             04-2911320
-------------------------------      ---------------------------------     ---------------------------------
(State or other jurisdiction of          (Commission File Number)          (IRS Employer Identification No.)
       incorporation)


        52 Second Avenue
          Waltham, MA                                                                  02451
-------------------------------                                            ---------------------------------
(Address of principal executive                                                      (Zip Code)
           offices)

       Registrant's telephone number, including area code: (781) 890-1700

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 5.  Other Events.

On October 24, 2001, Netegrity, Inc. announced its plans to acquire DataChannel, Inc. pursuant to an Agreement and Plan of Merger entered into on October 24, 2001. See the press release attached hereto as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

     See Exhibit Index attached hereto.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 26, 2001                 NETEGRITY, INC.

                                        By: /s/ M. Colette Cooke
                                           -----------------------------------
                                           M. Colette Cooke
                                           Assistant Secretary



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                                  EXHIBIT INDEX

EXHIBIT NO.              EXHIBIT
-----------              --------

Exhibit 99               Press Release dated October 24, 2001